Exhibit 99.2

ValueVision, Media, Inc.
6740 Shady Oak Road,
Eden Prairie, Minnesota 55344

November 15, 2013

VIA E-MAIL AND OVERNIGHT COURIER

David Rosewater, Esq.
Schulte Roth & Zabel
919 Third Avenue
New York, New York 10022

RE:   ValueVision Media, Inc.

Dear Mr. Rosewater:

This is in response to the letters, each dated November 4, 2013, delivered to ValueVision Media, Inc. (“ValueVision”) under the subject lines “Demand for a Special Meeting of Shareholders of ValueVision Media, Inc.” (the “Demand Letter”) and “Stockholder Notice of Intent to Present Proposals and Nominate Persons for Election as Directors at a Special Meeting of ValueVision Media, Inc.” (the “Proposals and Nominations Letter”), on behalf of Clinton Relational Opportunity Master Fund, L.P. (“CREL”) and the other members of CREL’s group (the “Group”) identified in the Schedule 13D/A (as such filing may be subsequently amended) filed with the Securities and Exchange Commission on November 4, 2013 with respect to shares of ValueVision common stock (the “Shares”).

Following a careful review of these materials, we have determined that neither the Demand Letter nor the Proposals and Nominations Letter satisfy the applicable requirements set forth in ValueVision’s By-laws (the “By-laws”) and the Minnesota Business Corporation Act (the “MBCA”).  We are happy to discuss with you, and to make our counsel available to discuss with you, the deficiencies described below in greater detail at your convenience.

The Demand Letter Does Not Satisfy Section 302A.433 of the MBCA

In the Demand Letter, CREL claims to be the beneficial owner of 5,301,445 Shares, which CREL says represent approximately 10.7% of ValueVision’s outstanding Shares.  In addition, CREL claims to have been granted proxies with respect to Shares beneficially owned by the “Cannell Parties” and the “Clinton Parties” identified in the Demand Letter.  CREL states that it holds only 450 Shares in record name.

Under Section 302A.433 (Subd. 1(e)) of the MBCA, a special meeting of a Minnesota corporation’s shareholders may be called by “a shareholder or shareholders holding ten percent or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25 percent or more of the voting power of all shares entitled to vote.”

Under Sections 302A.445 (Subd. 1) and 302A.449 (Subd. 1) of the MBCA, only “shareholders” are entitled to vote at meetings of shareholders and authorize the casting of votes by proxy at meetings of shareholders.  Because Section 302A.011 (Subd. 29) of the MBCA defines a “shareholder” as a person “registered on the books or records of a corporation or its transfer agent or registrar as the owner of whole or fractional shares of the corporation,” neither the “Cannell Parties” nor the “Clinton Parties” are authorized under the MBCA to grant valid proxies to vote Shares that they do not hold in record name.  Articles 3.5 and 7.3 of the By-laws similarly provide that shareholders have “one (1) vote for each share having voting power standing in their name on the books of the Corporation” and “the shareholder in whose name shares stand on the books of the Corporation shall be considered the owner thereof for all purposes regarding the Corporation.”

Therefore, with respect to the Shares claimed to be merely beneficially owned by the “Cannell Parties” and the “Clinton Parties,” CREL does not hold a valid proxy to vote these Shares and neither CREL nor any of the other members of the Group, individually or collectively, hold “ten percent or more of the voting power” of all Shares entitled to vote.  As a result, the Demand Letter fails to satisfy the requirements for demanding a special meeting set forth in Section 302A.433 of the MBCA, even assuming that the lower of the two potential thresholds (10% versus 25%) applies.

The Demand Letter Does Not Satisfy Article 3.3 of the By-Laws

Under Article 3.3(a) of the By-laws, special meetings may be called by “one or more shareholders holding ten percent (10%) or more of the issued and outstanding voting shares of the Corporation by delivering to the Chief Executive Officer or Chief Financial Officer a written demand for a special meeting, which demand shall state the purposes of such meeting, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by twenty-five percent (25%) or more of the issued and outstanding voting shares of the Corporation.”

Because CREL and the other members of the Group claim to hold only 450 Shares in record name and (as indicated above) the MBCA and the By-laws consistently define “shareholder” as a person “registered on the books or records of a corporation or its transfer agent or registrar” or “in whose name shares stand on the books of the Corporation,” the Demand Letter fails to satisfy the requirements for demanding a special meeting set forth in Article 3.3 of the By-laws, even assuming that the lower of the two potential thresholds (10% versus 25%) applies.

The Applicable Threshold for Demanding a Special Meeting is 25% -- Not 10%

We note that in a letter to Randy Ronning, Chairman of the ValueVision Board of Directors, dated October 30, 2013, Gregory Taxin (President of the Clinton Group, Inc.) expressed an interest in making a “fresh, primary, minority investment in the Company of at least $25 million” and attracting other “significant capital” in connection with the “replace[ment of] Mr. Stewart,  upgrad[ing] the Board significantly” and the installation of a “new, world-class leadership” team.  Based on this public proposal as well as private statements between and among Mr. Taxin, George Hall (Chief Executive Officer of the Clinton Group, Inc.) and members of our Board of Directors and management during the course of our discussions, it appears that a special meeting is being sought, in part, “to change or otherwise affect the composition of the [ValueVision] board of directors for [the] purpose [of directly or indirectly facilitating or effecting a business combination]” within the meaning of Section 302A.433 of the MBCA and Article 3.3(a) of the By-laws.

Under Section 302A.011 (Subd. 46(d)) of the MBCA, a “business combination” includes, among other things, “the issuance … of any shares of, or other ownership interests in, [an] issuing public corporation … that have an aggregate market value equal to five percent or more of the aggregate market value of all the outstanding shares of the issuing public corporation to the interested shareholder or any affiliate or associate of the interested shareholder,” subject to limited exceptions.  On each of October 30 (the date of Mr. Taxin’s letter to Mr. Ronning), November 4 (the date of the Demand Letter) and November 15 (the date of this letter), the proposed $25 million investment would exceed 5% of the aggregate “market value” (as defined in the MBCA) of all the outstanding ValueVision Shares.  As a result, the applicable threshold for CREL and the other members of the Group to demand a special meeting is 25% -- not 10% -- under both Section 302A.433 of the MBCA and Article 3.3(a) of our By-laws.

Options and Derivatives Information

In addition, in the event that the Group elects to submit a new letter seeking to demand a special meeting of ValueVision shareholders, ValueVision would respectfully request that the Group update and supplement the summary information regarding Clinton’s options and derivatives activity included on Pages E-17 through E-21 of the Proposals and Nominations Letter.  These options and derivatives appear to constitute “Synthetic Equity Interests” and/or “Short Interests” (as defined in the By-laws) and, if this is the case, should be specifically identified as such on a transaction-by-transaction basis.

We also note that it does not appear that all of the information regarding Clinton’s options and derivatives activity has been publicly disclosed by the Group.  For example, it appears that the comprehensive listing of Clinton’s transactions in ValueVision options and derivatives was omitted from the amendment to the Group’s Schedule 13D filing on November 6, 2013, which filed with the SEC the Demand Letter and the Proposals and Nominations Letter – but not the contents of Annex E.  We direct your attention to Articles 3.2(f), 3.3(b), 4.3(a) and 4.3(f) of the By-laws, which require each “Proposing Person” and each “Requesting Person” to comply with all applicable requirements of the Securities

Exchange Act of 1934, as amended, with respect to any demand to call a special meeting of ValueVision shareholders, any business proposed to be brought before a meeting of shareholders and the nomination of individuals for election to the board of directors.

Additional Deficiencies

In addition to the matters summarized above, our counsel has catalogued a number of other deficiencies in the Demand Letter and the Proposals and Nominations Letter, which are summarized on Annex A hereto.  Again, we are happy to make our counsel available to discuss these deficiencies with you in greater detail at your convenience.

Sincerely

/s/ Teresa Dery

Teresa Dery
Senior Vice President, General Counsel and Corporate Secretary
ValueVision Media, Inc.

Annex A

Additional Deficiencies

1.
Article 3.3(b)(i)(A) and (B) of the By-laws require that a special meeting demand notice set forth any material interest in the business proposed to be conducted at a special meeting of each “Requesting Person” (as defined in the By-laws) as well as a reasonably detailed description of all agreements, arrangements and understandings between or among any of the “Requesting Persons” or between or among any “Requesting Person” and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting.  While it appears that some of this information was included in the Proposals and Nominations Letter, we were unable to locate this information in the Demand Letter.  Additionally, we note that the term “Requesting Person” includes any of the Group’s “affiliates” or “associates.”

2.
Article 3.3(b)(iii) of the By-laws requires, as to each “Requesting Person” (as defined in the By-laws), the “Shareholder Information” (as defined in Article 3.2(c)(i) of the By-laws, except that for this purpose, the term “Requesting Person” is substituted for the term “Proposing Person” in all places it appears in Article 3.2 (c)(i) of the By-laws).  While it appears that some of the required “Shareholder Information” was included in the Proposals and Nominations Letter, we were unable to locate all of the required “Shareholder Information” in the Demand Letter.  Again, we note that the term “Requesting Person” includes any of the Group’s “affiliates” or “associates.”

Also, with respect to the “Shareholder Information” that was included in the Proposals and Nominations, please confirm you have provided an appropriate address for each “Requesting Person.” We note that under Section 302A.011 (Subd. 3) of the MBCA, the term “address” means a “mailing address, including a zip code,” which in the case of a registered office or principal executive office means “the mailing address and the actual office location which shall not be a post office box.”

3.
Article 3.3(b)(iv) of the By-laws requires, as to each “Requesting Person” (as defined in the By-laws), any Disclosable Interests (as defined in Article 3.2(c)(ii) of the By-laws, except that for purposes of Article 3.3 of the By-laws the term “Requesting Person” is substituted for the term “Proposing Person” in all places it appears in Article 3.2(c)(ii) of the By-laws and the disclosure in clause (E) of Article 3.2(c)(ii) is to be made with respect to the business proposed to be conducted at the special meeting).  While it appears that some of the required “Disclosable Interests” were disclosed in the Proposals and Nominations Letter, we were unable to locate all of the required “Disclosable Interests” in the Demand Letter.

Also, in the event that the Group elects to submit a new letter seeking to demand a special meeting of ValueVision shareholders or nominate individuals to the ValueVision board of directors please provide additional specific details regarding any “performance related fees (other than an asset based fee) that [each] Proposing Person is entitled to receive

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based on any increase or decrease in the price or value of shares of any class or series of [ValueVision], or any Synthetic Equity Interests or Short Interests.”  In particular, we would ask that you explain in greater detail the fee-based arrangements disclosed in the first full paragraph on Page 5 of the Proposals and Nominations Letter.

4.
Article 4.3(c)(iii)(A) of the By-laws requires, as to each person whom a “Nominating Person” proposes to nominate for election as a director, all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to Article 4.3 of the By-laws if such proposed nominee were a “Nominating Person.”  In the event that the Group elects to submit a new letter seeking to demand a special meeting of ValueVision shareholders or nominate individuals to the ValueVision board of directors, please confirm that the Group has provided all of this required information for each individual that may be nominated.

5.
Article 4.3(c)(iii)(C) of the By-laws requires, as to each person nominated for election as a director, a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any “Nominating Person,” on the one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

In particular, we would ask that you explain in greater detail the arrangements disclosed in the final paragraph on Page 4 (and continuing on Page 5) of the Proposals and Nominations Letter and to confirm whether there are any arrangements or understandings regarding potential employment of any of your nominees by ValueVision. In particular, we note prior public statements to the effect that Clinton is “aware of a well-known, seasoned industry executive that would be, in [Clinton’s] view, a terrific fit for the [ValueVision] Chief Executive Officer position and who could bring energy, vision, credibility and, most importantly, a strong operating track record to ShopHQ.” We believe such additional information could be material to a reasonable shareholder’s understanding of the independence or lack of independence of your nominees, as contemplated by Article 4.3(c)(iv) of the By-laws.

6.
Article 3.3(b)(C) of the By-laws provides that for business to be properly brought before any special meeting by a shareholder, such business must “be made pursuant to timely notice in proper written form to the Secretary of the Corporation.”  We note that the Demand Letter was addressed only to Keith Stewart.  ValueVision’s Corporate Secretary is Teresa Dery.  In the event that the Group elects to submit a new letter seeking to demand a special meeting of ValueVision shareholders, please ensure the letter is addressed and delivered to Ms. Dery as well as either Mr. Stewart (Chief Executive Officer) or William McGrath (Chief Financial Officer), as required by Article 3.3(a) of the By-laws.

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Important Information

This document may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders.  The Company will file with the Securities and Exchange Commission (“SEC”) and provide to its stockholders a proxy statement and a WHITE proxy card in connection with any such shareholder meeting.  The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such shareholder meeting.  Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at any such meeting will be included in the proxy statement filed by the Company with the SEC in connection with any such meeting.  In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC.  Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY ANY SUCH PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.